UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

QUEEN’S GAMBIT GROWTH CAPITAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39908	98-1571453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 44th Floor
New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(917) 907-4618

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	GMBTU	Nasdaq Capital Market
Class A Ordinary Shares included as part of the units	GMBT	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GMBTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 30, 2022, Queen’s Gambit Growth Capital, a Cayman Islands exempted company with limited liability (the “Company”), convened an extraordinary general meeting of shareholders (the “Shareholders’ Meeting”). At the Shareholders’ Meeting, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the final proxy statement filed by the Company with the U.S. Securities and Exchange Commission on March 15, 2022.

There were 43,125,000 ordinary shares issued and outstanding at the close of business on March 9, 2022, the record date (the “Record Date”) for the Shareholders’ Meeting. At the Shareholders’ Meeting, there were 32,617,092 shares present either by proxy or online, representing approximately 75.63% of the total outstanding shares of the Company’s ordinary shares as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 - The SPAC Merger Proposal

The merger of the Company with and into Pivotal Merger Sub Company I, a Cayman Islands exempted company with limited liability and wholly owned subsidiary of Holdings (as defined below) (“Cayman Merger Sub”), with Cayman Merger Sub surviving the merger (the “SPAC Merger”), at the date and time at which the SPAC Merger becomes effective (the “SPAC Merger Effective Time”) and the plan of merger in compliance with the Cayman Islands Companies Act (As Revised) (the “Cayman Plan of Merger”) and all other transactions contemplated by the Business Combination Agreement, dated as of July 28, 2021 (as amended, the “Business Combination Agreement”), by and among the Company, Swvl Inc., a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands (“Swvl”), Pivotal Holdings Corp, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and, prior to the SPAC Merger Effective Time, a wholly owned subsidiary of Swvl (“Holdings”), Cayman Merger Sub and Pivotal Merger Sub Company II Limited, a British Virgin Islands business company limited by shares incorporated under the laws of the British Virgin Islands and wholly owned subsidiary of the Company (“BVI Merger Sub”), occurring in connection with the SPAC Merger prior to the date of the Company Merger (as defined below) (the “Closing Date”), including the adoption of the Amended and Restated Memorandum and Articles of Association of Holdings to be in effect at the SPAC Merger Effective Time and the appointments in respect of the board of directors of Holdings (the “Holdings Board”) following the SPAC Merger Effective Time, and the Business Combination Agreement were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,963,658	549,943	103,491

Proposal No. 2 - The Company Merger Proposal

The merger of BVI Merger Sub with and into Swvl, with Swvl surviving the merger as a wholly owned subsidiary of Holdings (the “Company Merger”), on the Closing Date (which shall be at least one business day after the date of the SPAC Merger Effective Time) at the date and time at which the Company Merger becomes effective (the “Company Merger Effective Time”) and to confirm, ratify, and approve in all respects all other transactions contemplated by the Business Combination Agreement occurring on or after the Closing Date, including the appointment of the Holdings Board following the Company Merger Effective Time and the adoption of the Second Amended and Restated Memorandum and Articles of Association of Holdings (the “Holdings Public Company Articles”) to be in effect at the Company Merger Effective Time were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
31,963,659	549,942	103,491

Proposal No. 3 - The Advisory Organizational Documents Proposals

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the following governance provisions in the Holdings Public Company Articles, which were presented separately in accordance with SEC guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions:

Proposal No. 3A - The Authorized Shares Proposal

A provision of the Holdings Public Company Articles to change the authorized share capital from the existing (a) 500,000,000 Class A ordinary shares, par value $0.0001 per share (b) 50,000,000 Class B ordinary shares, par value $0.0001 per share (c) 5,000,000 preference shares, par value $0.0001 per share, of the Company to an authorized share capital consisting of (a) 500,000,000 Class A ordinary shares, par value $0.0001 per share (“Holdings Common Shares A”) and (b) 55,000,000 preferred shares, par value $0.0001 per share, of Holdings was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
28,101,586	3,339,119	1,176,387

Proposal No. 3B - The Voting Power Proposal

A provision of the Holdings Public Company Articles that will provide for one vote for each Holdings Common Share A held on all matters to be voted on by shareholders was approved and adopted on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
30,391,288	1,049,847	1,175,957

Proposal No. 3C - The Ability to Bring Matters for Discussion Before a General Meeting Proposal

A provision of the Holdings Public Company Articles that will provide that a notice of a general meeting of shareholders must include items for which a written request has been given (no later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the one-year anniversary of the preceding year’s annual general meeting) by one or more shareholders representing 30% or more of Holdings issued shares was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
30,392,289	1,049,847	1,174,956

Proposal No. 3D - The Number of Directors Proposal

A provision of the Holdings Public Company Articles that will limit the number of directors to nine, provided however that Holdings may, by resolution of its directors, increase or reduce the number of directors was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,852,961	1,588,051	1,176,080

Proposal No. 3E - The Election and Removal of Directors Proposal

A provision of the Holdings Public Company Articles pursuant to which: (i) any person properly nominated for election as a director may be appointed to the Holdings Board by a majority vote of the shareholders at a general meeting, (ii) in the interim between general meetings, the Holdings Board may, by resolution of directors, act to appoint any person to be a director, (iii) Holdings may only remove a director with cause and pursuant to a resolution passed by at least two-thirds of directors and (iv) Holdings shareholders may not act to remove directors, was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
28,148,622	3,293,514	1,174,956

Proposal No. 3F - The Action by Written Consent of Shareholders Proposal

A provision of the Holdings Public Company Articles that will prohibit Holdings shareholders from taking any action by written consent was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,608,835	3,832,328	1,175,929

Proposal No. 3G - The Amendment to Governing Documents Proposal

A provision of the Holdings Public Company Articles that will require a resolution passed by a majority of not less than seventy five (75) per cent of the votes of all those entitled to vote in order to adopt any future amendment to the Holdings Public Company Articles, regardless of how many votes are actually cast. Alternatively, the Holdings Public Company Articles may be amended by a resolution of directors was approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,609,502	3,831,734	1,175,856

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Company’s final proxy statement was not presented to shareholders.

Item 8.01	Other Events

Shareholders holding 29,227,806 Class A Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, unless any such redemption requests are withdrawn prior to 3:00 p.m. Eastern Time, on March 30, 2022, approximately $292,372,126.45 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

On March 30, 2022, a press release was issued announcing the results of the Shareholders’ Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated March 30, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2022

QUEEN’S GAMBIT GROWTH CAPITAL

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Chief Executive Officer